Exhibit 99.1

ATHENA GOLD ANNOUNCES TWO NEW INDEPENDENT DIRECTORS

April 8, 2021 ------- Athena Gold Corporation a/k/a Athena Silver Corporation (OTCQB:AHNR) is pleased to announce the appointment of Markus Janser and John Hiner as independent directors effective March 22, 2021.

“We are excited to add Markus and John to our Board of Directors as we advance our plans to apply for a listing on the Canadian Stock Exchange. Markus brings a successful international finance and capital markets background currently serving on the board of directors of Nubian Resources Ltd. (TSXV:NBR) and John is a respected experienced geologist who focuses on the identification, acquisition, financing and development of economic resource projects and adds significantly to our in-house technical abilities,” Stated John Power, President of Athena.

Markus Janser, has over 25 years of experience as a business consultant, board member, business manager and senior executive in numerous areas including private and offshore banking, finance and investment, project management, junior mining and exploration, retail textile and property development and private and public listed companies. He joined an international bank to specialize in Private Banking and Asset Management and led their international desks in the UK, Switzerland and South Africa. He has been founding partner and senior executive of a retail textile, a financial service, a property developer and a private equity company. He has served on the board of various family trusts, property development, financial service, consumer goods and junior mining exploration companies, and previously was the Chairman of Nubian Resources Ltd. a TSX Venture Exchange listed company with mineral properties in Australia, Peru and the USA.

Mr. Janser holds a Certificate of Advanced Studies Business Coach NDS HF, Module 1, Marketing and Business School (MBSZ) Zürich, Zürich, Switzerland (2015), a Certificate of Advanced Studies in Financial Asset Management and Engineering, Swiss Finance Institute, HEC Lausanne, Switzerland (1998), a Diploma in Private Banking and Asset Management, UBS Zürich, Switzerland (1996) and a Master of Arts in Economics and Social Science (lic.rer.pol, MCom) University of Fribourg, Switzerland (1994).

John E. Hiner, is a licensed geologist in the State of Washington and SME registered member with exploration experience over 45 years with several major mining companies exploring for geothermal energy, precious metals and industrial minerals. He has served as a director and/or officer of numerous mineral exploration and mining development companies, and works as an independent consulting geologist in the industry. Mr. Hiner is currently a director of Gold Basin Resources Corporation and Golden Lake Exploration Inc.  Mr. Hiner holds a BSc Geology from San Diego State University and a Masters of Science in Geology from the University of Nevada – Reno.

Athena’s name change from Athena Silver to Athena Gold has been approved by its shareholders and filed with the Delaware Secretary of State and is pending approval from the Financial Industry Regulatory Authority (“FINRA”) and the OTC Markets Group (“OTC Markets”). Athena expects to provide a subsequent press release with updated information regarding the effective date the shares will begin trading under the new name following receipt of such approval from FINRA and the OTC Markets. In the interim, the shares will continue to trade on the OTCQB under the ticker symbol “AHNR”.

About Athena Gold Corporation

Athena is focused on the exploration and development of precious metals in the Western United States.

The Company’s flagship Excelsior Springs Project is located in Esmeralda County, Nevada in the prolific Walker-Lane tectonic zone, an area that has seen a recent resurgence with several important gold discoveries, new mines going into production and hosts a number of large historic gold mines. Total gold production from the Walker-Lane tectonic zone has exceeded 20 million ounces (Moz) including notable deposits by Goldfields (5 Moz), Bullfrog (2 Moz), Tonopah (2 Moz), Mineral Ridge (1.5 Moz) and Comstock (8 Moz Au, 200 Moz Ag). Readers are cautioned that the Company has no interest in or right to acquire any interest in any of the above mentioned properties, other than the Excelsior Springs Project, and that the mineral deposits, and the results of any mining thereof, on adjacent or similar properties are not indicative of mineral deposits on Excelsior Springs Project or any potential exploitation thereof.

1

From the mid-1980s through 2011, a number of exploration companies conducted drilling programs, primarily on the patented claims, that began to define the near-surface Buster Mine gold zone. Gold mineralization at the Property occurs within an east-west trending zone that is 200 to 400m wide and at least 3 km long.

Gold mineralization discovered at Excelsior Springs to date occurs in quartz vein stock-works and silicified zones in hornfels and calc-silicate altered country rock and is generally close to porphyry dykes. The best mineralization (grade and thickness) is found in altered sediments immediately above porphyry dykes that have intruded along existing east- and east-northeast trending faults. The mineralized stock-work vein zones are shallow and have a relatively flat plunge, making them amenable to open pit mining methods.

Most historical exploration at Excelsior Springs has focused on a 2.5 km long section in the central part of the Buster zone where mineralization is at or near the surface.  Surface mapping and an Induced Polarization (IP) geophysical survey conducted by Zonge International Inc identified multiple zones of silicification that correlate well with the known mineralization.  Many of the silicified zones defined by the IP (resistivity highs) surveys have not been tested by drilling and remain targets for future exploration.

An NI 43-101 Technical Report dated September 28, 2010 entitled “Technical Report for the Excelsior Springs Property Esmeralda County, Nevada, U.S.A.” prepared by Ken Brook, RPG, QP, was filed on SEDAR by Nubian for Excelsior Springs in 2010.

Athena’s agreement with Nubian includes 100% of the 140 unpatented claims at Excelsior Springs with two additional patented claims held under a lease option that are subject to a 2% net smelter returns royalty on gold production. Under the terms of the Option Agreement, Nubian will retain a 1% net smelter returns royalty (“NSR Royalty”) on the Excelsior Springs Project if Athena fully exercises the option. Athena will have the right to purchase 0.5% (being one half) of the NSR Royalty for CAD $500,000 and the remaining 0.5% of the NSR Royalty at fair market value.

For more information contact: John Power, President, 707-291-6198

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019 and, on January 1, 2021, will replace the historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7, which will be rescinded from and after such date.

3

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the exercise of the option to acquire the Excelsior Springs Project, the receipt of a new CUSIP number in connection with the Name Change, the approval of FINRA and OTC for the Shares to trade under the new name, the preparation of a technical report for the Excelsior Springs Project, the application to list the Shares on the CSE, anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labour disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including stock exchange approvals and approval for a new CUSIP number in connection with the Name Change, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors that are discussed in the Company’s periodic filings with the SEC.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

4